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                                                                    Exhibit 23.5




            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the inclusion of our report dated March 1, 2006 related to the financial statements of Crown Resources Corporation in this Amendment No. 4 to Form F-4 Registration Statement (File No. 333-111516) of Kinross Gold Corporation.

We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ Ehrhardt Keefe Steiner & Hottman PC

Denver, Colorado

April 21, 2006